SUPPLEMENT TO THE PROSPECTUS OF:

                     COWEN LARGE CAP VALUE
                     (DATED JANUARY 2, 1998)

              COWEN INTERMEDIATE FIXED INCOME FUND
             (DATED APRIL 1, 1997 AND APRIL 1, 1998)

                COWEN GOVERNMENT SECURITIES FUND
             (DATED APRIL 1, 1997 AND APRIL 1, 1998)

                    COWEN OPPORTUNITY FUND
              (DATED APRIL 1, 1997 AND APRIL 1, 1998)

                 COWEN INCOME + GROWTH FUND, INC.
              (DATED APRIL 1, 1997 AND APRIL 1, 1998)

                 COWEN STANDBY RESERVE FUND, INC.
                      (DATED FEBRUARY 1, 1998)

           COWEN STANDBY TAX-EXEMPT RESERVE FUND, INC.
                     (DATED FEBRUARY 1, 1998)

    The following information supplements and should be read in conjunction with the section entitled, "Management of the Fund(s)
-- Investment Manager," in the Prospectus of each above-referenced fund (the "Cowen Funds"):

    Cowen & Co. ("Cowen"), through its investment management division, Cowen Asset Management, acts as investment manager to the Cowen Funds. On February 22, 1998, Cowen entered into an agreement with Societe Generale ("SG") to sell Cowen's business to SG (the "Acquisition"). SG, a leading international commercial bank established in 1864, has a global network of offices in over 80 countries. Under the terms of the Acquisition, Cowen's business will be combined with Societe Generale Securities Corporation, a subsidiary of SG, to form SG Cowen Securities Corporation ("SG Cowen"). A division or affiliate of SG Cowen will serve as the new investment manager to the Cowen Funds after the Acquisition (the "New Manager"), with the existing investment management personnel of Cowen continuing to provide investment management services to the Cowen Funds.

    Each of the investment management agreements between Cowen and the Cowen Funds provides for automatic termination in the event of its "assignment," which would include consummation of the Acquisition. Accordingly, in anticipation of the Acquisition, new investment management agreements between the New Manager and each of the Cowen Funds, identical in material respects with the existing management agreements, will be proposed for approval by the shareholders and the Board of Directors of each Cowen Fund. As the Acquisition may be completed prior to obtaining the requisite shareholder approval of the new management agreements, regulatory relief will be sought to allow the New Manager to provide investment management services until shareholders either approve or disapprove the new management agreements.

    Although the Acquisition is currently expected to be completed within the next two to four months, there can be no assurance that the transaction will be completed within that time frame or at all. Similarly, there can be no assurance that the regulatory relief requested will be granted or that the new management agreements will be approved by shareholders.


    March 6, 1998